UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

6700 ALEXANDER BELL DRIVE, SUITE 200

COLUMBIA, MARYLAND 21046

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant's telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant's annual report to stockholders for the period ending October 31, 2021 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

ANNUAL REPORT

OCTOBER 31, 2021

The Mexico Fund, Inc.

MANAGED DISTRIBUTION PLAN (“MDP”)

(unaudited)

At its June 2021 meeting, the Board of Directors (the “Board”) decided to reinstate its MDP. In June 2020 the Board temporarily suspended the Fund´s MDP due to the significant decrease in net assets and uncertainty produced by the Covid-19 pandemic. Notwithstanding, the Board maintained a commitment to reinstate the MDP as soon as it deemed advisable. During the Fund´s fiscal year 2021, Fund net assets recovered along with global financial markets, the economic outlook improved, and the Fund experienced a recovery in dividends received from portfolio issuers. Consequently, the Board has reinstated its MDP, and paid two distributions of $0.18 per share each during the its fiscal year 2021. The Board has also ratified the continuation of the Fund’s quarterly distributions under its MDP during fiscal year 2022. Accordingly, the Fund has declared a distribution of $0.18 per share to be paid on January 27, 2022, to stockholders of record as of January 20, 2022. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $24.64 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

TABLE OF CONTENTS

2
The Fund’s Management
3
Annual Report Highlights
4
Letter to Stockholders
11
General Information
18
Schedule of Investments
20
Statement of Assets and Liabilities
21
Statement of Operations
22
Statement of Changes in Net Assets
23
Financial Highlights
24
Notes to Financial Statements

The Mexico Fund, Inc. | 1

THE FUND’S MANAGEMENT

Directors

Emilio Carrillo Gamboa—Chairman
Jonathan Davis Arzac
Edward Djerejian
Claudio X. González
Alberto Osorio
Jaime Serra Puche
Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer
Tofi Dayan—Treasurer
Jorge Alamillo – Chief Compliance Officer
Douglas P. Dick—Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.
Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP
Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

2 | The Mexico Fund, Inc.

2021 ANNUAL REPORT

October 31, 2021

Highlights

●	The Fund’s fiscal year 2021 ended on October 31, 2021.

●	Mexican GDP has recovered significantly during calendar 2021, expanding 6.1% annually during the first three quarters of 2021.

●

The three major credit agencies have reaffirmed Mexico´s credit ratings due to solid fiscal position and improved economic growth expectations, maintaining Mexico’s debt within its “investment grade” category.

●

During fiscal year 2021, the Fund’s NAV per share registered a total return[1] of 40.26%, compared with a return of 46.60% registered by its benchmark, the Morgan Stanley Capital International (“MSCI”) Mexico Index, over the same period. Despite the recent underperformance mentioned above, the Fund´s NAV per share has outperformed its benchmark during the three-, five-, ten- and fifteen- year periods ended on October 31, 2021.

●

During fiscal year 2021, the Fund’s market price per share registered a total return of 46.07%. As of October 31, 2021, the Fund’s market price and NAV per share were $14.97 and $17.40, respectively, reflecting a discount of 13.97%, compared with a discount of 17.14% at the end of fiscal year 2020.

●

The Fund´s Expense Limitation Agreement was renewed and reinforced for fiscal year 2022. The cap on the ordinary expense ratio[2] was reduced from 1.50% to 1.40%, so long as Fund net assets remain greater than $260 million. The Fund’s ordinary expense ratio during the fiscal year 2021 was 1.41%.

●

At its June 2021 meeting, the Board decided to reinstate the Fund´s quarterly distributions under its MDP and paid two distributions during fiscal year 2021 for a total of $0.36 per share. The Board has ratified the continuation of the Fund’s quarterly distributions under its MDP during fiscal year 2022. Accordingly, the Fund has declared a distribution of $0.18 per share to be paid on January 27, 2022, to stockholders of record as of January 20, 2022.

1	All performance figures included here take into account the reinvestment of distributions.

2	The ordinary expense ratio excludes the performance component of the Investment Advisory fee.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc. | 3

To Our Stockholders:

We present to you the Fund’s 2021 Annual Report for the year ended October 31, 2021. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

Global equity markets registered positive performance during the Fund´s fiscal year ended on October 31, 2021, driven by aggressive global fiscal and monetary stimulus, especially in the United States, which in combination with an ongoing Covid-19 vaccination program, resulted in a significant recovery in global economic activity, with the IMF estimating global GDP to grow 5.9% during the calendar year 2021.

In the U.S., fiscal stimulus was further expanded with Congress approving two additional packages for a combined $2.8 trillion, taking the total pandemic stimulus to $5.8 trillion. In addition, a $1.2 trillion infrastructure bill was approved during November 2021, which includes $550 billion in additional expenditure. Regarding monetary policy, the U.S. Federal Reserve (the “Fed”) has maintained unchanged its target interest rate at record lows in the range of 0.00% and 0.25% and has continued purchasing government securities; however, due to the recovery in economic activity and recent inflationary pressures, the Fed decided to begin reducing monthly purchases of government securities starting in November 2021. The yield of the U.S. 10-year Treasury note increased from 0.91% in December 2020, to 1.55% as of October 31, 2021.

In Europe, the European Central Bank has maintained its main refinancing rate at historical lows of 0.0% and its assets purchases at €20 billion per month, while in December 2020 it increased its pandemic emergency purchase program (PEPP) by €500 billion to a total of €1,850 billion until at least the end of March 2022 and, in any case, until it judges that the Covid-19 crisis is over. Regarding “Brexit,” the United Kingdom officially ended its withdrawal process from the European Union on December 31, 2020, with both parties reaching an agreement that allows trade continuation without extra taxes being put on goods.

In Mexico, economic activity kept accelerating and extended its recovery, after a sharp decrease of 8.2% in GDP during 2020. During the first nine months of 2021 GDP has increased 6.1% annually, with the external sector being the main contributor to the recovery in hand with the global economy. Total international trade reached an all-time high during the last twelve months as of September 2021 and the trade balance resulted is a surplus of $6.1 billion, while the outlook for manufacturing activity remains strong. Local consumption has recovered and supported economic growth, partially driven by record high remittances, with a 12-month amount of $49.2 billion as of October 2021. In addition, mobility restrictions due to Covid-19 have eased, benefiting several sectors of the economy. The economic improvements mentioned above have resulted in the strengthening of the labor market as formal jobs now stand above pre Covid-19 levels, adding 993,855 jobs during 2021 as of October.

The Central Bank (“Banxico”) started a more restrictive monetary policy since June 2021, by increasing its target interest rate a total of 100 basis points in the span of four meetings, to 5.00%, pressured by inflation, which increased to an annual rate of 6.2% as of October 31, 2021, in line with higher global inflation, driven by energy and other commodity prices, as well as by disruptions in supply chains worldwide, generating higher prices on several goods. Regarding Banxico´s Board composition, the term of its governor, Alejandro Díaz de León, will expire on December 31, 2021, and he will not be reelected for another term. Victoria Rodríguez, current Deputy Finance Minister, has been approved by the Senate as his replacement.

Mexico has maintained a solid fiscal position, achieving a primary surplus of 0.1% of GDP during calendar year 2020, while the Government budget anticipates low primary balance deficits for 2021 and 2022, equivalent to 0.3% and 0.4% of GDP, respectively, increasing slightly the deficit in order to promote economic growth. During July 2021, Rogelio Ramirez de la O, a long-time economic adviser of the President, replaced Arturo Herrera as Finance Minister. In addition, the Government has proposed administrative changes to improve tax collection which could benefit further its fiscal stance. Credit rating agencies Fitch, S&P and Moody´s have reaffirmed their ratings for Mexican sovereign debt at ‘BBB-’, ‘BBB’ and ‘Baa1’, respectively,

4 | The Mexico Fund, Inc.

due to higher-than-expected economic activity and a robust fiscal position. As a result, Mexico maintains its debt within the “investment grade” category. In addition, the International Monetary Fund renewed Mexico´s two-year Flexible Credit Line (“FCL”) for up to $50 billion, a recognition of a solid economic policy. The FCL was reduced from $61 billion based on Mexico´s request, due to improved economic prospects and as part of Mexico´s strategy to exit the FCL in an orderly and gradually manner.

On the political front, on June 6, 2021, Mexico held mid-term elections, where the 500 seats in the Lower House of Congress and 15 Governorships, among other local positions, were elected. The President´s party, Morena, together with his coalition, lost seats in the Lower House, failing short of the two-thirds supermajority (which they formerly had), a pre-requisite to amend the constitution. The Congress elections are generating greater checks and balances for the executive branch, which have been well received by financial markets. On the state level, Morena was elected for eleven governorships, increasing its regional presence to sixteen out of thirty-two states. Elections were held in an orderly manner and the overall participation at around 52% of the electorate was higher than in previous mid-term elections. In general, all political parties and Mr. López Obrador regarded the elections as free and clean.

On October 1, 2021, the Mexican Government submitted to Congress a proposal to modify the Constitutional framework in Mexico’s electricity sector, which, if approved as submitted, could have a negative impact on private investments in the industry, potentially affecting investment confidence and the overall business environment. The approval of the reform would require at least two-thirds of the votes at both the Lower House and the Senate and more than 50% of state legislatures; the President´s party does not have sufficient seats in both Houses to approve the reform, therefore requiring some opposing parties´ votes in order to obtain its approval.

Health conditions regarding Covid-19 have also improved recently, after suffering from a third wave of infections during mid-2021. Government sources reported that cases have decreased to a 14-day average of 2,977 as of October 31, 2021, from a high of 18,573 during August 2021, while monthly deaths decreased from 21,088 in August 2021 to 6,776 in October 2021. In addition, the vaccination program keeps being implemented, with 57% and 46% of the population partially and fully vaccinated, respectively1. Total cases and deaths amount to 3,812,509 and 288,904, respectively, as of October 31, 2021, as reported by the Government.

The Mexican peso appreciated 3.0% during the Fund´s fiscal year ended October 31, 2021, to Ps. $20.56, driven by the strong economic recovery and prudent fiscal stance previously mentioned, in hand with a general trend of lower global risk aversion in financial markets.

Economic growth expectations have kept increasing, with Mexican economists surveyed by Banxico at the end of October 2021 estimating GDP growth for 2021 and 2022 at 6.0% and 2.9%, respectively, higher than the estimates during April 2021 of 4.8% and 2.7%, respectively. Inflation is expected at annual rates of 6.6% and 3.9%, respectively, while estimates for the overnight interest rate at the end of 2021 is at 5.2%, expected to increase to 5.8% at the end of 2022.

Management Discussion of Fund Performance and Portfolio Strategy

During fiscal year 2021, the Fund’s NAV per share registered a total return of 40.26%, while the MSCI Mexico Index registered a total return of 46.60%. The Fund’s market price registered a total return of 46.07% during the same period, resulting in a 13.97% discount to its NAV per share, lower than the Fund´s discount at the end of October 2020, which was 17.14%.

1	Source: Our World in Data

The Mexico Fund, Inc. | 5

The Fund´s NAV per share underperformed its benchmark, the MSCI Mexico Index, during fiscal year 2021, on a total return basis, while its market price was similar to its benchmark. Over longer-term periods from three to fifteen years, both the Fund´s NAV and market price per share have outperformed its benchmark, as presented in the table below, which shows the annualized performance2 of the Fund’s market price, NAV per share and benchmark, for periods ended October 31, 2021.

	Years (Annualized %) in USD
	One	Three	Five	Ten
MXF Market Price	46.07%	8.08%	2.72%	2.39%
MXF NAV	40.26%	8.01%	2.39%	2.65%
MSCI Mexico Index	46.60%	7.46%	1.63%	0.90%

Source: Impulsora del Fondo México, S.C.

The following table shows the annualized performance2 of the Fund’s market price and NAV per share and the Fund’s benchmark, measured in local currency, for the same periods.

	Years (Annualized %) in MXN
	One	Three	Five	Ten
MXF Market Price	41.84%	8.48%	4.51%	6.91%
MXF NAV	36.20%	8.40%	4.17%	7.18%
MSCI Mexico Index	42.35%	7.85%	3.39%	5.35%

Source: Impulsora del Fondo México, S.C.

The following chart shows the 10-year result of an assumed initial gross investment of $10,000 made on October 31, 2011.

Source: Impulsora del Fondo México, S.C.

2	Performance figures take into account the reinvestment of distributions.
3

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when sold, may be worth more or less than their original cost.

6 | The Mexico Fund, Inc.

During fiscal year 2021, the Adviser increased the Fund´s position in the consumer sector due to solid local consumption, increased profitability margins, high cash flow generation and strong balance sheets. On the other hand, the Adviser decreased the Fund´s position in the materials sector, decreasing its overweight position relative to its benchmark, taking advantage of strong share price increases and volatility in commodity prices, while it also reduced the Fund´s exposure to the financial sector.

The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal year 2021. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. This fiscal year, the Fund benefited from sharp increases in the share prices of Ternium, Alfa, Banco Santander México, Orbia Advance Corporation and Alsea, in which the Fund had overweight positions.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Ternium	Steel	144.37%	3.60%	3.29%
Alfa	Holding Company	39.94%	1.60%	3.63%
Banco Santander México	Financial Group	75.47%	1.22%	1.56%
Orbia Advance Corporation	Chemical Products	52.72%	1.17%	2.18%
Alsea	Restaurants	143.89%	1.14%	1.05%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal year 2021 and shows their respective market price returns during the period. The Fund was affected by share price increases in América Móvil, Wal-Mart de México, Fomento Económico Mexicano, Grupo Aeroportuario del Sureste and Grupo Televisa, in which the Fund had underweight exposures.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
América Móvil	Communications	50.33%	-2.53%	-4.44%
Wal-Mart de México	Retail	48.21%	-2.32%	-4.10%
Fomento Económico Mexicano	Beverages	56.51%	-1.77%	-3.87%
Grupo Aeroportuario del Sureste	Airports	78.34%	-1.77%	-2.53%
Grupo Televisa	Media	61.51%	-1.73%	-3.60%

In order to maintain the Fund´s status as a regulated investment company under the Internal Revenue Code, issuers in the Fund´s portfolio with a 5% weight or higher cannot add up to more than 50% of the Fund´s total assets at the end of each quarter. This investment restriction does not apply to the Fund´s benchmark, the MSCI Mexico Index, as well as the IPC Index, which are more concentrated. The largest six issuers in the MSCI Mexico represented on average 68.3% of its composition during the Fund’s fiscal year ended on October 31, 2021, whereas these issuers represented on average, 49.7% of the Fund’s portfolio during the same period, resulting in a significant underweighted position in these issuers due to the Fund´s investment restriction mentioned above. These six issuers detracted 8.9% from the Fund´s relative performance during the fiscal year 2021.

The Mexico Fund, Inc. | 7

The following table shows the top five contributors to the Fund’s absolute performance during fiscal year 2021.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
América Móvil	Communications	50.33%	7.24%	13.78%
Grupo México	Mining	64.21%	5.10%	9.16%
Fomento Económico Mexicano	Beverages	56.51%	3.68%	6.83%
Grupo Financiero Banorte	Financial Group	45.96%	3.66%	7.67%
Ternium	Steel	144.37%	3.60%	3.29%

The following table shows the detractors from the Fund’s absolute performance during fiscal year 2021. There were only two issuers with negative contribution to the Fund´s performance during the period analyzed.

Detractors from Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Nemak	Auto Parts	-25.20%	-0.70%	0.84%
Industrias Peñoles	Mining	-19.51%	-0.41%	1.46%

Portfolio Composition by Industry

Percentage of Net Assets and Weights on MSCI Mexico Index, October 31, 2021

8 | The Mexico Fund, Inc.

During fiscal year 2021, a total of 6,465,569 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $371,584. Comparable closed-end funds4 investing outside the United States traded a daily average and median of $476,955 and $335,311, respectively, during the same period.

The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of October 2021 was 15.8 times, much lower than 30.0 times reported as of October 31, 2020, due to strong earnings growth, while the price-to-book value ratio was 2.1 times.5 During the third quarter of calendar year 2021, financial statements of Mexican listed companies reported positive operational results, with revenues and EBITDA6 increasing 11.3% and 15.3%, respectively, benefited by a recovery in global and domestic economic activity, the increase in commodity prices and cost reductions which resulted in operating margin expansion.The Adviser will continue to identify companies with strong balance sheets, positive free cash flows, strong corporate governance policies, high quality management teams, attractive growth potential and sound business models that can best adapt to the current global economic environment.

Expense Limitation Arrangement (“ELA”)

In March 2019, the Board and Impulsora jointly agreed to a significant reduction in Fund expenses to support the continued long-term performance of the Fund and to further the interests of Fund stockholders by continuing to deliver a competitive investment vehicle. Under the ELA applicable during fiscal 2021, Impulsora agreed to waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Fund’s Investment Advisory Agreement, taxes, interest, brokerage fees and any non-recurring expenses) to the extent necessary so that the Fund’s ordinary annual expense ratio does not exceed 1.50% beginning on November 1, 2020, through October 31, 2021, so long as Fund net assets remain greater than $180 million. The Board and Impulsora have agreed to renew and further strengthen the Fund´s ELA for fiscal year 2022, reducing the ordinary expense ratio cap from 1.50% to 1.40% from November 1, 2021, through October 31, 2022, so long as Fund net assets remain greater than $260 million. When Fund net assets are below the threshold of $260 million, Impulsora will still waive fees in an amount necessary to maintain an ordinary operating expense ratio of 1.40% at a hypothetical Fund net asset level of $260 million. During fiscal year 2021, the Fund’s total expense ratio was 1.45%, lower than the 1.56% reported during fiscal 2020; and the ordinary expense ratio (excluding the performance component of the Investment Advisory fee), was 1.41%, lower than the ordinary expense ratio of 1.54% reported during fiscal year 2020, and lower than the Fund’s expense limit of 1.50% during the year.

Distributions under MDP

At its June 2021 meeting, the Board decided to reinstate the Fund’s quarterly distributions under its MDP. During the Fund´s fiscal year 2021, Fund net assets recovered along with global financial markets, the economic outlook improved significantly and the Fund experienced a recovery in dividends received from portfolio issuers. Consequently, the Board has reinstated its MDP, and paid two distributions of $0.18 per share each during the its fiscal year 2021. The Board has also ratified the continuation of the Fund’s quarterly distributions under its MDP during fiscal year 2022. Accordingly, the Fund has declared a distribution of $0.18 per share to be paid on January 27, 2022, to stockholders of record as of January 20, 2022.

Final Comments

The Mexican economy, equity markets and financial results of Fund issuers improved significantly during the Fund´s fiscal year 2021. In addition, Mexico´s fiscal position remains strong and economic growth expectations have increased, translating into a strong investment performance for the Fund. Furthermore,

4	Sample of 20 Non-U.S. equity Closed End Funds (including the Fund).
5	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.
6	EBITDA refers to earnings before interest, taxes, depreciation and amortization.

The Mexico Fund, Inc. | 9

the Fund´s proactive actions to reduce and limit its operating expenses, and the recommencement of its MDP are compelling signs of the Board´s commitment to further the interest of Fund stockholders. Significant challenges remain in the global and domestic social, economic and political spheres, but the Board and the Adviser are confident that your Fund will continue to generate long-term value by investing in selected Mexican companies that best adapt to the current challenging and changing environment, while observing strong environmental, social and corporate governance standards. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

December 15, 2021

10 | The Mexico Fund, Inc.

GENERAL INFORMATION

Directors’ and Officers’ Biographical Data

Independent Directors

Name, Address and Age	Position(s) Held with the Fund *	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Emilio Carrillo Gamboa+ Av. Sta. Fe No. 170 – 3-2-08 Col. Santa Fe Alcaldía: Álvaro Obregón 01376, Ciudad de México Age: 84	Class III Director	Term expires 2023; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience as partner of Bufete Carrillo Gamboa, S.C. since 1989. He was Mexico’s Ambassador to Canada and has also served or currently serves on the boards of several Mexican and U.S. companies.

None.
Jonathan Davis Arzac+ Pedregal 24, 21 Floor, Col. Molino del Rey, Miguel Hidalgo, 11040, Ciudad de México Age: 69	Class III Director	Term expires 2023, Director since 2011.

Mr. Davis serves as Chairman of the Macquarie Mexican Infrastructure Fund and as Financial Expert to the Audit Committee of Vitro, S.A.B. de C.V. (glassmaker). From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. He has also served or currently serves on the boards of several Mexican companies.

None.
Claudio X. González+ Jaime Balmes No. 8, 9 Floor Col. Los Morales Corporativo Polanco 11510, México D.F. Age: 87	Class II Director	Term expires 2022; Director since 1981.

Mr. González is Chairman of the Board of Kimberly-Clark de México, a consumer products company, since March 1973; he served as Chief Executive Officer of this company from March 1973 to March 2007. Mr. González was President of the Mexican Business Council and has served on the boards of directors of several prominent U.S. and Mexican companies.

None.
Edward P. Djerejian+ 4899 Montrose Boulevard, Apartment 1413 Houston, TX 77006 Age: 82	Class II Director	Term expires 2022; Director since 2013.	Amb. Djerejian is the Director of Rice University’s Baker Institute for Public Policy since August 1994. He served as Chairman of the Board of Occidental Petroleum Corporation (2013 – 2015).	Director, Magnolia Oil & Gas.

The Mexico Fund, Inc. | 11

GENERAL INFORMATION continued

Directors’ and Officers’ Biographical Data
Continued

Independent Directors continued

Name, Address and Age	Position(s) Held with the Fund *	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Jaime Serra Puche+ Ave. Sante Fe 94 Torre A, Piso 8 Off. 829 01210, Ciudad de México Age: 70	Class I	Term expires 2024; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Derecho & Economía, S.C. Dr. Serra is a former Secretary of Trade and Industry as well as former Secretary of Finance for Mexico. He was the minister in charge of negotiations for NAFTA and five other trade agreements. Dr. Serra has a Ph.D. in economics, he is member of The Council on International Activities of Yale University and serves as Chairman of the Board of the Mexican subsidiary of BBVA.

Director, Tenaris (tube producer).
Marc J. Shapiro+ 1780 S Post Oak Lane Houston, TX 77056 Age: 74	Class I	Term expires 2024; Director since 2006.	From 2003 to 2017, Mr. Shapiro served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Cadence Bank.

*	There are no other funds in the Fund Complex.
+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.
†

The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

From time to time certain Directors of the Fund may also serve as directors or officers of companies held in the Fund’s portfolio. The Fund’s Directors are not involved in decisions to purchase or sell portfolio companies.

12 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Directors’ and Officers’ Biographical Data
Concluded

Interested Director

Name, Address and Age	Position(s) Held with the Fund *	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Alberto Osorio **+ Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 53	President and Chief Executive Officer Class II Director	Term expires 2022; Director since 2016.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., where he is the controlling stockholder.	None.

*	There are no other funds in the Fund Complex.
**	Director is an “interested person” (as defined in the 1940 Act). Mr. Osorio is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
+	Member or alternate member of the Valuation Committee.
†

The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund *	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Tofi Dayan Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 34	Treasurer	Since November 2020.	Mr. Tofi Dayan serves as the Fund´s Treasurer since November 2020 and has been an employee of the Fund´s Investment Adviser, Impulsora del Fondo México, S.C. since 2013.
	(formerly Sr. Analyst)	From September 2013 to October 2020.
Douglas P. Dick 1900 K Street, N.W. Washington, DC 20006 Age: 52	Secretary	Since December 2016	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.
	(formerly, Assistant Secretary)	From 2015 to December 2016
Jorge Alamillo Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 63	Chief Compliance Officer	Since May 2015	Retired Deloitte Mexico Audit Partner.

*	There are no other funds in the Fund Complex.
+	Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

The Mexico Fund, Inc. | 13

GENERAL INFORMATION continued

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Tofi Dayan, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Tofi Dayan. Mr. Dayan can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports (collectively, “Shareholder Reports”) and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

Unless you have elected to receive all future Shareholder Reports in paper, Shareholder Reports will be made available on the Fund’s website and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with AST at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders with questions about the Fund may contact Mr. Tofi Dayan, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During fiscal year 2021, the Fund did not repurchase Fund shares in the open market.

14 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)

Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through AST (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)

Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)

Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)

Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)

Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department
PO Box 922
Wall Street Station
New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan, without penalty, at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

The Mexico Fund, Inc. | 15

GENERAL INFORMATION continued

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2021 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

16 | The Mexico Fund, Inc.

GENERAL INFORMATION concluded

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc. | 17

SCHEDULE OF INVESTMENTS

as of October 31, 2021

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK — 97.72%
	Airports
470,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$5,931,884	2.27%
750,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B (a)	4,531,009	1.74
		10,462,893	4.01
	Auto Parts
15,187,701	Nemak, S.A.B. de C.V. Series A (a)	3,508,269	1.34

	Beverages
1,180,000	Arca Continental, S.A.B. de C.V.	7,203,387	2.76
2,300,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	18,931,689	7.25
		26,135,076	10.01
	Building Materials
18,300,000	Cemex, S.A.B. de C.V. Series CPO (a)	11,782,739	4.51
700,000	GCC, S.A.B. de C.V.	5,213,414	2.00
		16,996,153	6.51
	Chemical Products
3,500,000	Alpek, S.A.B. de C.V. Series A	3,836,446	1.46
4,000,000	Orbia Advance Corporation, S.A.B. de C.V.	10,408,835	3.99
		14,245,281	5.45
	Construction and Infrastructure
425,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V.	3,129,118	1.20

	Consumer Products
5,500,000	Kimberly-Clark de México, S.A.B. de C.V. (b) Series A	8,711,394	3.34

	Financial Groups
2,000,000	Banco Santander México, S.A. Institución de Banca Múltiple, Grupo Financiero Santander. Series B	2,550,174	0.98
3,000,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	19,016,889	7.28
		21,567,063	8.26
	Food
800,000	Gruma, S.A.B. de C.V. Series B	9,405,105	3.60
1,000,000	Grupo Bimbo, S.A.B. de C.V. Series A	2,963,532	1.13
		12,368,637	4.73
	Holding Companies
14,400,000	Alfa, S.A.B. de C.V. (b) Series A	10,441,126	4.00

	Mining
5,200,000	Grupo México, S.A.B. de C.V. (b) Series B	22,839,914	8.75
250,000	Industrias Peñoles, S.A.B. de C.V. (a)	3,209,480	1.23
		26,049,394	9.98
	Railroad
3,900,000	Gméxico Transportes, S.A.B. de C.V.	6,258,723	2.40

	Real Estate
2,500,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	4,357,277	1.67

	Restaurants
1,000,000	Alsea, S.A.B. de C.V. (a)	2,101,803	0.79

See Notes to Financial Statements.

18 | The Mexico Fund, Inc.

SCHEDULE OF INVESTMENTS

as of October 31, 2021 concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	Retail
700,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	$3,100,816	1.19%
3,931,785	La Comer, S.A.B. de C.V. Series UBC	7,101,316	2.72
7,000,000	Wal-Mart de México, S.A.B. de C.V.	24,445,006	9.36
		34,647,138	13.27
	Steel
240,000	Ternium, S.A. ADR (c)	11,119,227	4.26

	Telecommunications Services
43,000,000	América Móvil, S.A.B. de C.V. Series L	38,371,759	14.69
5,178,074	Telesites, S.A.B. de C.V. Series B-1	4,729,019	1.81
		43,100,778	16.50

	Total Common Stock (Identified cost - $283,538,985)	$255,199,350	97.72%

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES – 2.34%
	Repurchase Agreements
$3,119,100	BBVA México, S.A., %, dated 10/29/21, due 11/1/21 repurchase price $3,120,327 collateralized by BPA182 (Bonds issued by the Mexican Government), interest rate 5.54% (d), due 9/30/2027. Value of collateral $3,164,229.	$3,119,100	1.19%

	Time Deposits
$2,996,361	Comerica Bank, 0.03%, dated 10/29/21, due 11/1/21	2,996,361	1.15
	Total Short-Term Securities (Identified cost - $6,115,461)	$6,115,461	2.34%
	Total Investments (Identified cost - $289,654,446)	261,314,811	100.06
	Liabilities in Excess of Other Assets	(172,624)	(0.06)
	Net Assets Equivalent to $17.40 per share on 15,005,224 shares of capital stock outstanding.	$261,142,187	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)	A member of the Board also serves as a member of the company’s board of directors.

(c)	ADR – American Depositary Receipt

(d)	Floating rate security. Rate shown is the rate in effect as of October 31, 2021.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 19

STATEMENT OF ASSETS AND LIABILITIES

as of October 31, 2021

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $283,538,985)	$255,199,350
Short term securities (identified cost - $6,115,461)	6,115,461
Total investments (identified cost - $289,654,446)	$261,314,811
Cash	114,460
Interest receivable	1,363
Prepaid expenses	32,255
Total assets	261,462,889

Liabilities:
Payable to Investment Adviser (Note 2)	187,865
Audit fees	37,000
Administrator	24,584
Accrued expenses and other liabilities	71,253
Total liabilities	320,702

Net Assets - Equivalent to $17.40 per share on 15,005,224 shares of capital stock outstanding (Note 6)	$261,142,187

Composition of Net Assets:
Common Stock	$15,005,224
Additional paid-in capital	274,629,905
Accumulated deficit	(28,492,942)
Net Assets	$261,142,187

See Notes to Financial Statements.

20 | The Mexico Fund, Inc.

STATEMENT OF OPERATIONS

For the year ended October 31, 2021

Investment Income:
Income:
Dividends (a)	$6,528,655
Interest	254,075
Total income	$6,782,730

Expenses:
Investment advisory fee	2,558,864
Administrative services	282,377
Directors’ fees	261,609
Legal fees	155,912
Printing, distribution and mailing of stockholder reports	70,180
Insurance	44,663
Custodian fees	38,689
Audit and tax fees	37,000
Stockholders’ information	28,493
Chief Compliance Officer fees	27,300
Stock exchange fees	25,000
Directors’ and Officers’ expenses	24,087
Transfer agent and dividend disbursement fees	22,680
Miscellaneous	15,180
Operating expenses	3,592,034
Waiver repaid to the Adviser	45,655
Net operating expenses	3,637,689
Net investment income	3,145,041

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	1,057,283
Net realized gain from foreign currency transactions	297,276
Net realized gain on investments and foreign currency transactions	1,354,559
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currency:
Net change in net unrealized appreciation on investments	72,183,496
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(80,107)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	72,103,389
Net Increase in Net Assets Resulting from Operations	$76,602,989

(a)	Net of withholding taxes of $342,684.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 21

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,145,041	$1,930,123
Net realized gain (loss) on investments and foreign currency transactions	1,354,559	(630,509)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currency	72,103,389	(35,375,989)
Net increase (decrease) in net assets resulting from operations	76,602,989	(34,076,375)
Distributions paid	(3,967,114)	(1,860,111)
Return of capital (Note 1)	(1,434,767)	(4,592,135)
Total increase (decrease) in net assets	71,201,108	(40,528,621)

Net Assets:
Beginning of year	189,941,079	230,469,700
End of year	$261,142,187	$189,941,079

See Notes to Financial Statements.

22 | The Mexico Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value, beginning of year	$12.66	$15.36	$15.53	$18.01	$18.57
Net investment income (a)	0.21	0.13	0.29	0.14	0.21
Net gain (loss) on investments and translation of foreign currency (a)	4.89	(2.40)	0.54	(1.94)	(0.24)
Total from investment operations	5.10	(2.27)	0.83	(1.80)	(0.03)
Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.23)	(0.12)	(0.28)	(0.11)	(0.19)
Distributions to stockholders from net realized gain on investments	(0.03)	—	(0.22)	(0.10)	—
Tax return of capital	(0.10)	(0.31)	(0.50)	(0.47)	(0.34)
Total dividends and distributions	(0.36)	(0.43)	(1.00)	(0.68)	(0.53)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	—	—	—	0.00 (b)	0.00 (b)
Total capital share transactions	—	—	—	—	—
Net asset value, end of period	$17.40	$12.66	$15.36	$15.53	$18.01
Market value per share, end of period	$14.97	$10.49	$13.42	$13.54	$15.82
Total investment return based on market value per share (c)	46.07%	(18.79%)	6.46%	(10.69%)	0.52%
Ratios to Average Net Assets:
Expenses	1.45%	1.56%	1.61%	1.62%	1.59%
Net investment income	1.25%	1.00%	1.87%	0.80%	1.16%
Supplemental Data:
Net assets at end of period (in 000’s)	$261,142	$189,941	$230,470	$233,070	$270,556
Portfolio turnover rate	18.03%	19.76%	18.13%	31.30%	31.40%

(a)	Amounts were computed based on average shares outstanding during the period.
(b)	Amounts round to less than $0.01.
(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 23

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended October 31, 2021.

Valuation of investments — Investments are valued at the closing price reported by the Exchange on which the issuer is primarily listed. Investments in equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund’s investments in securities:

Valuation Inputs	Level 1	Level 2	Level 3	Total
ASSETS:
Investments in Securities:
Equity Investments (a)	$255,199,350	—	—	$255,199,350
Short Term Investments (b)	—	$6,115,461	—	$6,115,461
Total Investments in Securities	$255,199,350	$6,115,461	—	$261,314,811

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments

(b)

These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate as reported by Bloomberg L.P. at the close of each business day. The open market exchange rate at October 31, 2021 was Ps $20.56 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy

The Mexico Fund, Inc. | 25

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 continued

that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax law, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax law also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. As a result, the Fund expects that the amount of taxes withheld on dividends the Fund earns will continue to increase as investee companies pay dividends from profits generated since 2014. During the year ended October 31, 2021, the amount of such tax withholdings was $342,684.

Income Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2021, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the year ended October 31, 2021 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund´s distributions as a tax return of capital.

26 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 continued

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A certain individual has a controlling interest in companies representing approximately 19.6% of the market capitalization of the Mexican Stock Exchange. As of October 31, 2021, the Fund held investments representing 16.5% of its net assets in two of these companies (América Móvil and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2. Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points or more during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

For the year ended October 31, 2021 the accumulated Base Fee of $2,465,894 was increased by $92,970 due to the performance component, resulting in a total advisory fee of $2,558,864.

The Mexico Fund, Inc. | 27

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 continued

3.	Fund Services Agreement:

Effective November 1, 2020, the Fund has entered into a Fund Services Agreement with IFM Capital, LLC (“IFM Capital”), a subsidiary of the Adviser, which provides for certain services to be performed by IFM Capital, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays IFM Capital a monthly fee at the annual rate of 0.11% on the first $300 million of average daily net assets, and 0.08% on the excess over $300 million, but not less than the annual amount of $270,000. For the year ended October 31, 2021, IFM Capital received $282,377 under the Fund Services Agreement.

4.	Expense Limitation Agreement:

The Fund has entered into an Expense Limitation Agreement with the Adviser, which provides that Impulsora will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement)) to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on November 1, 2020 through October 31, 2021, so long as Fund net assets remain greater than $180 million. When Fund net assets are below the threshold of $180 million, the Adviser will still waive fees in an amount necessary to maintain an ordinary operating expense ratio of 1.50% at a hypothetical Fund net asset level of $180 million.

In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions. Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.50%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.50%. Prior fees waived or expenses reimbursed to be paid by the Fund with respect to any fiscal year of the Fund shall not be payable by the Fund to the extent that the amounts payable by the Fund pursuant to the foregoing during the period ending three years after the end of the month in which the Adviser incurred the expense are not sufficient to pay such fees and/or expenses.

For the year ended October 31, 2021, a total of $45,655 of fees were repaid to the Adviser. The Fund´s ordinary and total expense ratios during this period were 1.41% and 1.45%, respectively.

In September 2021, the Board and the Adviser agreed to further strengthen the Expense Limitation Agreement, where the Adviser will continue to waive a portion of its fees through October 31, 2022, when applicable, in an amount necessary to maintain an ordinary operating expense ratio of 1.40% at a Fund net asset level of $260 million or higher. When Fund net assets are below the threshold of $260 million, the Adviser will still waive fees in an amount necessary to maintain an ordinary operating expense ratio of 1.40% at a hypothetical Fund net asset level of $260 million.

28 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 continued

5.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2021 were as follows:

Purchases
Common Stock	$42,423,089
Total Purchases	$42,423,089

Proceeds from Investments Sold
Common Stock	$42,885,716
Total Sales	$42,885,716

6.	Capital Stock:

On October 31, 2021, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,005,224 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the year ended October 31, 2021, the Fund did not issue shares under the Plan.

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the year ended October 31, 2021, the Fund did not repurchase Fund shares in the open market.

7.	Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

On June 5, 2020, the Board decided to temporarily suspend the Fund´s MDP. The Board continued to review economic conditions regularly in order to reinstate it as soon as deemed advisable by the Board. In addition, the Fund committed to continue to distribute to shareholders all of its net investment income and net realized capital gains, if any, at least annually, even while the Fund´s MDP remains suspended.

On June 14, 2021, the Board decided to reinstate the Fund´s MDP. As a result, the Board has declared a distributions of $0.18 per share to stockholders payable in cash on July 29 and October 28, 2021.

The Mexico Fund, Inc. | 29

NOTES TO FINANCIAL STATEMENTS

October 31, 2021 concluded

The tax character of distributions paid during the fiscal year ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,967,114	$1,860,111
Return of capital	$1,434,767	$4,592,135
Total distributions paid	$5,401,881	$6,452,246

As of October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized depreciation	$(28,492,942)
Total accumulated deficit	$(28,492,942)

As of October 31, 2021, the cost of investments for federal income tax purposes was $289,723,472. Gross unrealized appreciation of investments was $19,034,763 and gross unrealized depreciation of investments was $47,443,423, resulting in net unrealized depreciation on investments of $28,408,660. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals. For the year ended October 31, 2021, the Fund utilized $572,066 of tax loss carryovers.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

30 | The Mexico Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Mexico Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc., (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2019 have been audited by other auditors, whose report dated December 10, 2019 expressed unqualified opinions on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2020.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker, LLP
Philadelphia, Pennsylvania
December 15, 2021

The Mexico Fund, Inc. | 31

TAX INFORMATION

(unaudited)

In order to meet certain requirements of the Code, we are advising you that the Fund designates $0 as long-term capital gain distributions made during the fiscal year ended October 31, 2021, subject to the maximum tax rate of 15%. Of this amount $0 was attributable to gains from the fiscal year ended October 31, 2020.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2021. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2022.

32 | The Mexico Fund, Inc.

INVESTMENT OBJECTIVES AND POLICIES

There have been no material changes in the Fund’s investment objective, policies, and risks during its most recent fiscal year.

Investment Objective

The Fund’s investment objective is long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

Investment Policies

To achieve its investment objective, the Fund will generally invest at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange but may reduce its holdings in equity securities listed on the Mexican Stock Exchange below 80% of its total assets for temporary defensive purposes when unusual market or economic conditions occur. This investment policy is a non-fundamental policy, which may be changed by the Board of Directors upon 60 days’ prior written notice to stockholders. The Fund may invest up to 20% of its assets in issuers that are listed on the Mexican Stock Exchanges, but which are organized outside of Mexico, provided each such issuer has a subsidiary organized in Mexico.

The Fund may also invest in fixed-income securities and bank time deposits of Mexican banks, all of which are peso-denominated and may be dollar-linked (i.e., paid in pesos but with repayment linked to a dollar exchange rate), in order to provide appropriate liquidity to take advantage of market opportunities and meet cash requirements. In addition, the Fund may also invest in dollar-denominated deposits and dollar-denominated investments such as U.S. Treasuries, U.S. Agency securities, Agency Mortgage-Backed Securities and Mexican Sovereign Debt. As market or other conditions require, the proportion of the Fund’s assets held in fixed-income securities or bank time deposits may vary. The Fund will not realize capital gains for the sole purpose of making distributions to stockholders.

Diversification Policies

The Fund has elected to be treated and intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and investments in other securities which, with respect to any one issuer do not represent more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of October 2021, no industry group represented 20% or more of the value of the securities included in the IPC Index.

The Mexico Fund, Inc. | 33

RISK FACTORS

Investing in shares of the Fund involves certain risks and considerations, including those not typically associated with investing in the United States. Risks and special considerations with respect to investments in the Fund and Mexican securities include: lesser liquidity and smaller market capitalization of the Mexican securities markets; currency fluctuations; possible higher rates of inflation and domestic interest rates; less stringent accounting, corporate governance, financial reporting and disclosure requirements, less available information regarding Mexican public companies; and less active regulatory oversight of Mexican public companies.

The following discusses in further detail risks and special considerations with respect to an investment in the Fund:

Liquidity. Reduced secondary market liquidity may have an adverse effect on market prices and the Fund’s ability to dispose of particular instruments when necessary and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV.

Currency Exchange Rate Fluctuations. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by foreign governments. A change in the value of the Mexican peso against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. If the Mexican peso declines compared to the U.S. dollar, the Fund’s NAV would decline. In addition, although most of the Fund’s income will be received or realized primarily in Mexican pesos, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the Mexican peso declines after the Fund’s income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the Mexican peso declines between the time the Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of foreign currency required to be converted into U.S. dollars in order to pay the expenses in U.S. dollars will be greater than the foreign currency equivalent of the expenses at the time they were incurred. The Fund generally does not hedge currency risks. Thus, any significant depreciation of the Mexican peso against the U.S. dollar could have a direct adverse impact on the Fund’s returns.

Political Factors. The impact of future events and changes and any political and economic instability in Mexico on the Fund cannot be predicted, although they may have an adverse effect on the Fund’s internal operations and performance. The Investment Adviser cannot be assured that the Mexican political environment will be free of instability in the future.

Share Price Discount. The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Among the factors which may affect whether Shares of the Fund trade at a discount to NAV are portfolio investment results, the general performance of the Mexican economy and Mexican securities, supply and demand for Shares and the development of alternatives to the Fund as a vehicle through which United States and other foreign investors may invest in Mexican securities. The Fund cannot predict whether its Shares in the future will trade at, below or above NAV.

Foreign custody. Investment companies generally hold foreign securities and cash in foreign banks and securities depositories, and regulatory oversight over such entities may be limited. The laws of certain countries may put limits on a fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a fund to buy, sell

34 | The Mexico Fund, Inc.

RISK FACTORS continued

and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a fund can earn on its investments and typically results in a higher operating expense ratio for a fund than for investment companies invested only in the United States.

Non-diversified Status. The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the equity securities of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Internal Revenue Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Concentration. The Mexican Stock Exchange is a concentrated market, as the ten largest companies by market capitalization represent approximately 60% of total market capitalization. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. As previously mentioned, the Fund has adopted a concentration policy which permits it to concentrate its investments in any industry or group of industries of the Mexican Stock Exchange Index (or any successor or comparable index, as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the Index; provided, however, that the Fund will not exceed the Index concentration by more than 5%. Because the Fund’s investments may be concentrated from time to time in certain industries, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of a particular industry in which the Fund has concentrated fall out of favor, the Fund could underperform against other funds with greater industry diversification.

In addition, a certain individual has a controlling interest in companies representing approximately 19.6% of the market capitalization of the Mexican Stock Exchange. As of October 31, 2021, the Fund held investments representing 16.5% of its net assets in two of these companies (América Móvil and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

Anti-takeover Provisions. The Fund has provisions in its Charter and Bylaws that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, and (iii) the ability of the Fund’s Directors or stockholders to amend the Charter and Bylaws or effect changes in the Fund’s management. The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices.

Market Disruption. Financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Shares and the investments made by the Fund. In particular, since January 2020, the spread of an infectious respiratory illness caused by a novel strain of

The Mexico Fund, Inc. | 35

RISK FACTORS concluded

coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the marketplace, including losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

36 | The Mexico Fund, Inc.

PRIVACY POLICY

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;
Information about your transactions with us; and
Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

(a)       The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003, as amended and restated May 20, 2014, applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A)        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B)       full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C)       compliance with applicable governmental laws, rules and regulations;

(D)       prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E)       accountability for adherence to the Code of Ethics.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable.

(f)       The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading "Publications—Corporate Governance/Legal."

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Marc J. Shapiro qualifies as the Registrant's "audit committee financial expert" as such term is interpreted in the Instructions to this Item 3. Mr. Shapiro is a member of the Registrant's audit committee and is an "independent" director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2020	$33,500	$0	$12,434	$0
Tait Weller[1]	$33,500	$0	$3,500	$0
PwC	$0	$0	$8,934	$0
Fiscal Year 2021	$33,500	$0	$3,500	$0

(1) Effective June 10, 2020, Tait, Weller & Baker, LLP ("Tait Weller") replaced PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to the Registrant.

All fees described above were pre-approved by the Registrant's Audit Committee.

(e)(1) Below are the Registrant's Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. ("FUND")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") require that the Fund's Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant ("Auditor").1 The Act and such SEC rules also require that the Fund's Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund's investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as "Service Affiliates") if the engagement for such entities relates directly to the operations and financial reporting of the Fund ("Covered Non-Audit Services").2 At this time, the Fund has two Service Affiliates, Impulsora del Fondo México, SC ("Impulsora"), and IFM Capital, LLC, so references to Service Affiliates throughout the procedures encompasses both Impulsora and IFM Capital, LLC at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Fund's Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund's Auditor for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund's board of directors ("Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for a Service Affiliate, as well as non-audit services for the Fund.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Directors").

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the "Standard for Pre-Approval"). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Audit Committee's behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of a Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for the Service Affiliate, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member's pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or a Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were "non-audit services" that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through June 4, 2021

 APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" include the following activities:

1.	Annual audit of the Fund's financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund's financial statements, including tests performed to evaluate the Fund's internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor's report on the Fund's internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are "non-audit services." If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.       Audit of an employee benefit plan.

2.       Due diligence procedures related to mergers and acquisitions.

3.       Review of internal controls.

4.       Consultations concerning financial accounting and reporting standards.

Tax Services

1.       Tax compliance services, including preparation of tax returns.

2.       Tax planning and advice.

Other Non-Audit Services

1.       Advisory and consultation services.

2.       Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;
2.	Any entity controlling, controlled by the Fund's investment manager or investment adviser, and any entity under common control with the Fund's investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and
3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are "Investment Company Complex Entities."

Impulsora del Fondo México, SC

IFM Capital, LLC

The following services may not be provided by the Fund's Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

o	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

o	Preparing an Investment Company Complex Entity's financial statements that are filed with the Securities Exchange Commission ("SEC"), or that form the basis that form the basis for such financial statements; or

o	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

2.       Financial information systems design and implementation, including:

o	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

o	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

o	searching for or seeking out prospective candidates for managerial, executive, or director positions;
o	engaging in psychological testing, or other formal testing or evaluation programs;
o	undertaking reference checks of prospective candidates for an executive or director position;
o	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or
o	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

o	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

o	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

o	executing a transaction to buy or sell an audit client's investment; or

o	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser to the Fund.

Item 4 (cont'd)

(e)(2)	All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant, except for Mr. Alberto Osorio.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND Procedures

I.        Statement of Policy

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by The Mexico Fund, Inc. (the "Fund") and by the Board of Directors ("Board") of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff ("Staff"). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund's stockholders.

II.        Definitions

A.       "Best interests of Fund stockholders" - means stockholders' best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B.       "Conflict of interest" - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund's investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund's investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund's investment adviser.

III.        Delegation of Responsibility for Proxy Voting

A.       The Fund's Board annually evaluates the Fund's contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser's investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B.       Investment decisions for the Fund should generally be consistent with its investment adviser's philosophy, subject to the investment objective and policies of the Fund and the best economic interests of the Fund's stockholders In proxy voting decisions, as in other investment decisions, the Fund's investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives and policies of the Fund and the best economic interests of Fund stockholders.

C.       Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund's Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, the Fund will vote proxies of portfolio companies consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

 D.       This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser's proxy policies that may support or give weight to the views of management of a portfolio company.

IV.        Conflicts of Interest

A.       The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser's parent or an affiliated subsidiary.

B.       In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser's sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C.       The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund's investment adviser, provided that the investment adviser's proxy voting policy (as approved by the Fund's Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V.        Disclosure of Policy or Description/Proxy Voting Record

A.       The Fund will disclose its proxy voting policy or a description of it (and the investment adviser's proxy voting policy, or a description of them), in the Fund's annual report on Form N-CSR. The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser's proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund's website; and (iii) on the SEC's website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B.       The Fund also will disclose in its annual report that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund's website or both; and (ii) on the SEC's website at http://www.sec.gov. Upon any request for the Fund's proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C.       The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D.       The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;
•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security except to the extent not available through reasonably practicable means;
•	The stockholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the Fund cast its vote on the matter;
•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

Amended June 8, 2018.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I.       Introduction

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission ("SEC") and interpretations of its staff, Impulsora del Fondo México, SC (the "Adviser") has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders' meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the "Fund") and its stockholders, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Advisers Act. "Best interests" means the Fund's best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders' meetings in Mexico.

II.       Stockholders' Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders' meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin.

The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders' meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders' meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders' meeting.

III.       Policies (Principles)

A.       The Adviser has the fiduciary obligation to vote at the stockholders' meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series "A" shares which do not have voting power. In these cases, the Adviser only attends stockholders' meetings as an observer.

B.       The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client's interest to its own.

C.       The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D.       In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A "material conflict of interest" may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser's only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E.       If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV.       Proxy Voting Procedures

A.       The Adviser's Compliance Officer ("Vigilante Propietario") will have the responsibility of monitoring corporate events of all of the issuers in a client's investment portfolio. The Adviser's Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B.       The Adviser's Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders' meeting is published in accordance with Mexican law.

C.       The Adviser's Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D.       The Adviser's general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E.       If in the opinion of the Adviser's Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser's and client's outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F.       The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders' economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V.       Disclosure

A.       The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B.       The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C.        Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI.       Records

A.       The Adviser will maintain records of all proxies voted.

B.       As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser's written response to any client request for such records.

C.       Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII.       Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII.      Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the "Portfolio Management Committee") is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of October 31, 2021.

Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Osorio Morales	Director General and Chairman of the Board	Since 1991	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund's Investment Adviser, Impulsora del Fondo México, S.C. He has been an employee of the Adviser since 1991.	Mr. Osorio oversees the full operation of the Fund's Investment Adviser, and any determinations made by the Portfolio Management Committee.
Tofi Dayan Dichi	Research Director	Since 2013	Mr. Dayan serves as the Research Directorof the Fund's Investment Adviser, Impulsora del Fondo México, S.C.. He has been employee of the Adviser since 2013.	Mr. Dayan generates investment ideas by analyzing issuers' financial information and valuations.

(a)(2)	Not applicable.

(a)(3)	Compensation.

Components of compensation.

As of October 31, 2021, all of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus is calculated as a fixed amount to be agreed by Impulsora's Board of Directors when authorizing Impulsora's annual budget, plus an adjustment to be calculated at the end of the year, equivalent to 45% of the fee income in excess of the budgeted amount.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4)	Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund's most recently completed fiscal year, October 31, 2021, Mr. Osorio was the beneficial owner of over $1,000,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from May 1, 2021 to October 31, 2021A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share(or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 May 1, 2021 to May 31, 2021	0	N/A	0	1,500,522
Month # 2 June 1, 2021 to June 30, 2021	0	N/A	0	1,500,522
Month # 3 July 1, 2021 to July 31, 2021	0	N/A	0	1,500,522
Month # 4 August 1, 2021 to August 31, 2021	0	N/A	0	1,500,522
Month # 5 September 1, 2021 to September 30, 2021	0	N/A	0	1,500,522
Month # 6 October 1, 2021 to October 31, 2021	0	N/A	0	1,500,522
Total	0	N/A	0	1,500,522

(A) Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund's Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c) A copy of the Registrant's notices to stockholders, which accompanied distributions paid, pursuant to the Registrant's Managed Distribution Plan since the Registrant's last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund's SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	December 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	December 22, 2021

By*	/s/ Tofi Dayan Dichi
Tofi Dayan Dichi
Treasurer

Date:	December 22, 2021

* Print the name and title of each signing officer under his or her signature.